EXCLUSIVE PURCHAE OPTION AGREEMENT

by and among

WORLD THROUGH (BVI)

DAQING SUNWAY TECHNOLOGY CO., LTD.,

and

THE SHAREHOLDERS SIGNATORIES HERETO

MAY 28, 2007

EXCLUSIVE OPTION PURCHASE AGREEMENT

This Exclusive Option Agreement (the “Agreement”) is entered into as of May 28, 2007 by and among the following parties in Daqing, Helongjiang Province, the People’s Republic of China.

Party A: World Through Limited (BVI)

Registered Address:  British Virgin Island
Legal representative: Liu Bo

Party B: Daqing Sunway Technology Co., Ltd.

Registered Address: Daqing Hi-tech Industry Development Zone, Daqing, Heilongjiang, China.
Legal representative: Liu Bo

Party C: Liu Bo, holding 70.39% of the total outstanding ownership interest in Party B.

ID Card Number: 230603196505162331
Address: Room 502, Gate1,No.10-6, Dongfeng Xincun 10 Blocks, Saertu District, Daqing ,Heilongjiang.

Party D: Zhao Qichao, holding 9.91% of the total outstanding ownership interest in Party B.

ID Card Number: 230603196302110013
Address: Room 402, Gate 1, Xiange Garden B-8, Development Road, Saertu District, Daqing,Heilongjiang

Party E: Li Jing, holding 9.37% of the total outstanding ownership interest in Party B.

ID Card Number: 230603640127112
Address: Room 401, Gate 2, No.3, Longwu Road, Daqing, Heilongjiang

Party F: Liang Deli, holding 7.66% of the total outstanding ownership interest in Party B.

ID Card Number: 230603196201012377
Address: F3-2-902, Xiange Garden, Xincun,Daqing,Heilongjiang.

Party G: Ma Guohua, holding 2.1% of the total outstanding ownership interest in Party B.

ID Card Number: 230103196709135514
Address: Room 401, Gate 2, No.1ó36, Huaxiang Road, Longfeng District, Daqing, Heilongjiang.

Party H: Sun Weishan, holding 0.57% of the total outstanding ownership interest in Party B.

ID Card Number: 230603196202102315
Address: Room 302, Gate2, No.712, Xinghua Avenue, Daqing, Heilongjiang

Party A, Party B, Party C, Party D, Party E, Party F, Party G and Party H are hereinafter from time to time, collectively, referred to as the “Parties”, and each of them is hereinafter from time to time referred to as a “Party”; Party C, Party D, Party E, Party F, Party G and Party H are hereinafter from time to time, collectively, referred to as the “Shareholders” and each of them is hereinafter from time to time referred to as a “Shareholder”. The ownership interest in Party B held by each Shareholder or any shareholder now existing or hereafter acquired is hereinafter from time to time referred to as the “Ownership Interest”.

WHEREAS:

1.	Party A, an enterprise incorporated under the laws of the British Virgin Islands (the “BVI”), which engages in the business of investment and management;

2.
Party B, a liability limited company incorporated under the laws of the People’s Republic of China (the “PRC”)in Daqing, is licensed by Administrative Departments for Industry and Commerce Daqing Branch to carry on the business of computer software development, medical device manufacture;

3.	As of the date of the Agreement, the Shareholders are shareholders of Party B with the percentage of their respective ownership interest in Party B as set forth above.

NOW, THEREFORE, the Parties through mutual negotiations hereby enter into this Agreement, which is the supplement to the Consignment Agreement and the Consignment Transfer Agreement, according to the following terms and conditions:

1.	THE GRANT AND EXERCISE OF PURCHASE OPTION

1.1
Each Shareholder hereby irrevocably grants to Party A an exclusive right to purchase (exclusive purchase right)at any time, or designate any third party to purchase, all or part of such Shareholder’s equity interest in Party B, provided permitted under the PRC laws and regulations. Apart from Party A or any third party designated by Party A, no other person shall have the right to purchase such equity interest. Party B agrees to such grant by such Shareholder to Party A. For the purpose of this Agreement, a “third party” or a “person” may be a natural person, company, partnership, enterprise, trust agency or other non-corporate entity.

1.2
Party B hereby irrevocably grants to Party A an exclusive purchase option, at any time upon satisfaction of the requirements under applicable laws and conditions as agreed in this Agreement (including, without limitation, as under applicable laws, when any Shareholder ceases to be Party B's directors or employees, or any Shareholder attempts to transfer all or a portion of such Shareholders’ Ownership Interest in Party B to any party other than the existing shareholders of Party B), all or substantially all of Party B’s assets. This purchase option granted hereby shall be irrevocable during the term of this Agreement and may be exercised by Party A or any eligible entity designated by Party A.

1.3
To the extent permitted under the PRC laws and regulations, Party A shall exercise such right to (i) purchase the Ownership Interest as provided in Section 1.1 by written notice to the applicable Shareholder(s) specifying the amount of equity to be purchased and/or (ii) purchase all or substantially all of Party B’s assets as provided in Section 1.2 by written notice to Party B (each an "Exercise Notice").

1.4
Within thirty (30) days of the receipt of the Exercise Notice, the applicable Shareholder and/or Party B shall execute a share/asset transfer contract and other documents (collectively, the "Transfer Documents") necessary to effect the respective transfer of Ownership Interest or assets to Party A (or any eligible party designated by Party A), and shall unconditionally assist Party A to obtain all approvals, permits, registrations, filings and other procedures necessary to effect the transfer of relevant share equity or assets.

1.5
Unless otherwise required under the PRC laws and regulations, the transaction price for the equity transfer or the asset transfer, as applicable, hereunder shall be the lowest price permitted under the PRC laws and regulations.

1.6
All the money obtained by the Shareholders or Party B, as applicable, from transfer of the Ownership Interest in Party B or the assets of Party B hereunder shall be used to satisfy Party B’s payment obligations under the Loan Agreement dated as of May 16, 2007, by and among, Party A and Party B (the “Loan Agreement”).

2.	REPRESENTATIONS AND WARRANTIES

2.1
Each party hereto represents to the other parties that: (1) it has all the necessary rights, powers and authorizations to enter into this Agreement and perform its duties and obligations hereunder; and (2) the execution or performance of this Agreement shall not violate any material contract or agreement to which it is a party or by which it or its assets are bounded.

2.2
Each Shareholder hereby represents to Party A that: (1) such Shareholder is legally registered shareholders of party B and has paid Party B the full proportional amount of Party B's registered capital as required to be contributed by such Shareholder under the PRC laws and regulations; (2) such Shareholders has not created any mortgage, pledge, secured interests or other form of debt liabilities over the Ownership Interest held by such Shareholder; and (3) such Shareholder has not sold and will not sell to any third party such Shareholder’s Ownership Interest

2.3
Party B hereto represents to Party A that: (1) it is a limited liability company duly registered and validly existing under the PRC laws and regulations; and (2) its business operations are in compliance with applicable laws and regulations of the PRC in all material respects.

3.	COVENANTS

The Parties further agree as follows:

3.1	Before Party A has acquired all the equity/assets of Party B by exercising the purchase option provided hereunder, Party B:

a.
without Party A’s prior written consent, shall not supplement or amend its articles of association or rules of the company in any manner, nor shall it increase or decrease its registered capital or change its shareholding structure in any manner;

b.	Shall prudently and effectively maintain its business operations according to good financial and business standards;

c.
without Party A’s prior written consent, shall not transfer, mortgage or otherwise dispose of the lawful rights and interests to and in its assets or incomes, nor shall it encumber its assets and income in any way that would affect Party A’s security interest;

d.
Shall not incur or succeed to any debts, nor shall it provide guarantee for or permit the existence of any debts, except those that are incurred during its normal business operation or agreed to or confirmed by Party A in advance;

e.	without Party A’s prior written consent, shall not enter into any material contract (exceeding RMB5,000,000 in value), unless it is necessary for the company’s normal business operation;

f.	without Party A’s prior written consent, shall not provide any loans or guarantee to any third party;

g.	at Party A’s request, it shall provide Party A with all information regarding Party B’s business operation and financial condition;

h.
shall purchase insurance from insurance companies acceptable to Party A in such amounts and of such kinds as are customary in the region among companies doing similar business and having similar assets;

i.	without Party A’s prior written consent, shall not acquire or consolidate with any third party, nor shall they invest in any third party;

j.	shall promptly notify Party A of any pending or threatened lawsuit, arbitration or administrative dispute which involve Party B’s assets, business or incomes; and

k.
without Party A’s prior written consent, shall not distribute any dividends to the shareholders in any manner, and, at Party A’s request, shall promptly distribute all distributable dividends to the shareholders of Party B.

l.	without Party A’s prior written consent, shall not commit any act or omission that would materially affect Party B’s assets, business or liabilities;

3.2	Before Party A has acquired all the equity/assets of Party B by exercising the purchase option provided hereunder, each Shareholder:

a.
apart from relevant provisions in each of the Consignment Agreements dated Jan, 20,2007 between Elite International (BVI) and each Shareholder (collectively, the “Individual Consignment Agreements”) and the Consignment Transfer Agreement between Elite International (BVI) , and Party A (together with the Individual Consignment Agreements, collectively, the “Consignment Agreements”), without Party A’s prior written consent, shall not individually or collectively sell, transfer, mortgage or otherwise dispose of such Shareholder’s Ownership Interest in Party B; nor shall such Shareholder place encumbrances on such Shareholder’s Ownership Interest that would affect Party A’s interest under the Consignment Agreements;

b.
in addition to complying with relevant provisions in the Consignment Agreements, shall cause the directors appointed by the Shareholders not to approve any sell, transfer, mortgage or otherwise disposal of such Shareholder’s Ownership Interest in Party B, nor shall such Shareholder place encumbrances on such equity interest that would affect Party A’s interest under the Consignment Agreements;

c.	shall appoint, and appoint only, the candidates nominated by Party A to the board of directors of Party B;

d.
shall cause Party B’s board of directors not to approve any acquisition of, any consolidation with, or any investment in any third party without Party A’s prior written consent, to the extent the foregoing requires approval of the board of directors under the PRC laws and regulations;

e.	it shall promptly notify Party A of any pending or threatened lawsuit, arbitration or administrative dispute involving its equity interest in Party B;

f.
it shall cause Party B’s board of directors to vote for the equity or asset transfer contemplated herein, to the extent such transfer requires approval of the board of directors under the PRC laws and regulations;

g.	without Party A’s prior written consent, shall not commit any act or omission that would materially affect Party B’s assets, business or liabilities;

h.
to the extent permitted by the laws of China, and at any time upon Party A’s request, it shall promptly and unconditionally transfer all of its equity interest in Party B to Party A or a third party designated by Party A, and cause Party B’s other shareholders to waive their rights of first refusal with respect to such transfer;

i.
to the extent permitted by the PRC laws and regulations, and at any time upon Party A’s request, shall cause Party B’s shareholders to promptly and unconditionally transfer all of their equity interest in Party B to Party A or a third party designated by Party, and waiver their rights of first refusal with respect to such transfer; and

j.
shall strictly comply with the provisions of this Agreement, the Consignment Agreements and the Loan Agreement and effectively perform its obligations hereunder and thereunder, and shall be prohibited from committing any act or omission which may affect the validity or enforceability of the above agreements.

3.3	The Shareholders shall, to the extent permitted by applicable laws, cause Party B's operational term to be extended to equal the operational term of Party A.

4.	TAXES AND FEES

The Parties shall pay, in accordance with relevant PRC laws and regulations, their respective equity transfer and registration taxes and other charges arising from their preparation and execution of this Agreement and the Consignment Agreements and the completion of the transactions contemplated herein and therein.

5.	ASSIGNMENT OF AGREEMENT

5.1	None of the Shareholders shall transfer such Shareholder’s rights and obligations under this Agreement to any third party without the prior written consent of Party A.

5.2
Each Shareholder agrees that Party A shall have the right to transfer any or all of its rights and obligations under this Agreement to any third party upon a 5 -day written notice to such Shareholder without approval by such Shareholder.

6.	CONFIDENTIALITY

The Parties acknowledge and confirm any oral or written materials exchanged by the Parties in connection with this Agreement are confidential. The Parties shall maintain the secrecy and confidentiality of all such materials. Without the written approval by the other Parties, any Party shall not disclose to any third party any relevant materials, but the following circumstances shall be excluded:

a.	The materials that is known or may be known by the Public (but not include the materials disclosed by each party receiving the materials);

b.	The materials required to be disclosed subject to the applicable laws or the rules or provisions of stock exchange; or

c.
The materials disclosed by each Party to its legal or financial consultant relating the transaction of this Agreement, and this legal or financial consultant shall comply with the confidentiality set forth in this Section. The disclosure of the confidential materials by staff or employed institution of any Party shall be deemed as the disclosure of such materials by such Party, and such Party shall bear the liabilities for breaching the contract. This Clause shall survive whatever this Agreement is invalid, amended, revoked, terminated or unable to implement by any reason.

7.	EVENTS OF DEFAULT

Any violation of any provision hereof, incomplete performance of any obligation provided hereunder, any misrepresentation made hereunder, material concealment or omission of any material fact or failure to perform any covenants provided hereunder by any Party shall constitute an event of default. The defaulting Party shall assume all the legal liabilities pursuant to the applicable PRC laws and regulations.

8.	APPLICABLE LAW AND DISPUTE RESOLUTION

8.1	Applicable Law

The execution, validity, construing and performance of this Agreement and the disputes resolution under this Agreement shall be governed by the laws and regulations of the PRC.

8.2	Dispute Resolution

The parties shall strive to settle any dispute arising from the interpretation or performance in connection with this Agreement through friendly consultation. In case no settlement can be reached through consultation within thirty (30) days after such dispute is raised, each party can submit such matter to Beijing Arbitration Commission for arbitration in accordance with its rules. The arbitration shall take place in Beijing and the proceedings shall be conducted in Chinese. The arbitration award shall be final conclusive and binding upon both parties.

9.	EFFECTIVENESS

9.1	This Agreement shall be effective upon the execution hereof by all Parties hereto and shall remain effective thereafter.

9.2
This Agreement may not be terminated without the unanimous consent of all the Parties except Party A may, by giving a thirty (30) days prior notice to the other Parties hereto, terminate this Agreement.

10.	MISCELLANEOUS

10.1	Amendment, Modification and Supplement

Any amendment and supplement of this Agreement shall be made by the Parties in writing. The amendment and supplement duly executed by each Party shall be deemed as a part of this Agreement and shall have the same legal effect as this Agreement.

10.2	Entire Agreement

The Parties acknowledge that this Agreement constitutes the entire agreement of the Parties with respect to the subject matters therein and supersedes and replaces all prior or contemporaneous oral or written agreements and understandings.

10.3	Severability

If any provision of this Agreement is judged as invalid or non-enforceable according to relevant laws, the provision shall be deemed invalid only within the applicable PRC laws and regulations, and the validity, legality and enforceability of the other provisions hereof shall not be affected or impaired in any way. The Parties shall, through fairly consultation, replace those invalid, illegal or non-enforceable provisions with valid provisions with economic effects similar to those intended to achieve by the invalid, illegal or non-enforceable provisions.

10.4	Headings

The headings contained in this Agreement are for the convenience of reference only and shall not affect the interpretation, explanation or, in any other way, the meaning of the provisions of this Agreement.

10.5	Language and Copies

This Agreement is executed in Chinese in eight (8) copies; each Party holds one and each original copy has the same legal effect.

10.6	Successor

This Agreement shall bind and benefit the successor of each Party and the transferee permitted hereunder.

[Signature page follows]

[SIGNATURE PAGE ONLY]

IN WITNESS THEREFORE, the parties hereof have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

Party A:	World Through Limited (BVI)

Legal representative: ___________

(Seal)

Party B:	Daqing Sunway Technology Co., Ltd.

Legal representative: ___________

(Seal)

Party C:	Liu Bo

_______________________
Signature

Party D:	Zhao Qichao

_______________________
Signature

Party E:	Li Jing

_______________________
Signature

Party F:	Liang Deli

_______________________
Signature

Party G:	Ma Guohua

_______________________
Signature

Party H:	Sun Weishan

_______________________
Signature